                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA



IN RE:  FOCUS SURGERY, INC., DEBTOR.                   CASE NO.  96-41107-N

Employer's Tax Identification                          CHAPTER 11
No.:      77-0332937                                   MONTHLY OPERATING REPORT
                                                       (GENERAL BUSINESS CASE)


                          SUMMARY OF FINANCIAL STATUS

MONTH ENDED         Mar-97

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).


                                                                         END OF         END OF          AS OF
                                                                        CURRENT         PRIOR          PETITION
2.   ASSET/LIABILITY SUMMARY                                             MONTH          MONTH           FILING
                                                                    -------------  --------------  ---------------
       Current Assets (Market Value)                                   $757,350        $771,408         $502,204
                                                                    -------------  --------------  ---------------
       Total Assets (Market Value)                                     $757,350        $771,408       $2,152,204
                                                                    -------------  --------------  ---------------
       Current Liabilities                                              $59,571         $73,044
                                                                    -------------  --------------  ---------------
       Total Liabilities                                               $761,883        $775,357         $831,829
                                                                    -------------  --------------  ---------------

                                                                                                        PETITION
                                                                         CURRENT          PRIOR          DATE TO
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                  MONTH          MONTH        MONTH END
                                                                    -------------  --------------  ---------------
       a.  Total Receipts                                                 $2,576           $387       $1,468,094
                                                                    -------------  --------------  ---------------
       b.  Total Disbursements                                           $16,576        $98,998         $983,914
                                                                    -------------  --------------  ---------------
       c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)   ($14,000)      ($98,611)        $484,180
                                                                    -------------  --------------  ---------------
       d.  Cash Balance Beginning of Month                              $517,754       $616,365
                                                                    -------------  --------------
       e.  Cash Balance End of Month (c + d)                            $503,754       $517,754
                                                                    -------------  --------------
                                                                    -------------  --------------
4.   POST-PETITION LIABILITIES & RECEIVABLES                         RECEIVABLES                     LIABILITIES
                                                                    -------------                   ---------------
       Balance at End of Previous Month                                                                  $73,044
                                                                    -------------                   ---------------
       Balance at End of Current Month                                                                   $59,571
                                                                    -------------                   ---------------

5.   PAST DUE POST-PETITION LIABILITIES
       Balance at End of Previous Month (over 30 days)                                                   $27,668
                                                                                                     ---------------
       Balance at End of Current Month (over 30 days)                                                    $25,916
                                                                                                     ---------------

                                                                                           YES             NO
                                                                                      -------------   -----------
6.   Are all federal, state, and local taxes current?
      (if no, attach schedule of unpaid items)                                              X
                                                                                      -------------   -----------
7.   Have any payments been made to pre-petition creditors,
     other than payments in the normal course to secured
     creditors or lessors? (if yes, attach listing including
     date of payment, amount of payment and name of payee)                                                  X
                                                                                      -------------   -----------
8.   Have any payments been made to officers, insiders,
     shareholders, relatives?  (if yes, attach listing including
     date of payment, amount and reason for payment, and name of payee)                                     X
                                                                                      -------------   -----------
9.   Have any payments been made to professionals?
     (if yes, attach listing including date of payment,
     amount of payment and name of payee)                                                    X
                                                                                      -------------   -----------
10.  If you answered yes to line 7,8, or 9, were all
     such payments approved by the court?                                                    X
                                                                                      -------------   -----------
11.  Is the estate insured for replacement cost of assets
     and for general liability?                                                                             X
                                                                                      -------------   -----------
12.  Are U.S. Trustee quarterly fees current?                                                X
                                                                                      -------------   -----------



I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.

     Date:   5/6/97                        /s/ RICK REDETT
          ----------------     -----------------------------------------------
                                           Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                               FOR THE MONTH ENDED          Mar-97

                                      ($  )

          ASSETS


                                                       FROM SCHEDULES                     MARKET VALUE
               CURRENT ASSETS
1    Cash and cash equivalents - unrestricted                                              $503,754
                                                                                      -------------------
2    Cash and cash equivalents - restricted
                                                                                      -------------------
3    Accounts receivable (net)                                A                            $248,000
                                                                                      -------------------
4    Inventory                                                B                                  $0
                                                                                      -------------------
5    Prepaid expenses                                                                        $3,000
                                                                                      -------------------
6    Other:  Interest receivable
            ----------------------                                                    -------------------
7    Payroll taxes                                                                           $2,596
     -----------------------------                                                    -------------------
8    TOTAL CURRENT ASSETS                                                                  $757,350
                                                                                      -------------------

     PROPERTY AND EQUIPMENT (MARKET VALUE)
9    Real property                                            C                                  $0
                                                                                      -------------------
10   Machinery and equipment                                  D                                  $0
                                                                                      -------------------
11   Furniture and fixtures                                   D                                  $0
                                                                                      -------------------
12   Office equipment                                         D                                  $0
                                                                                      -------------------
13   Leasehold improvements                                   D                                  $0
                                                                                      -------------------
14   Vehicles                                                 D                                  $0
                                                                                      -------------------
15   Other:                                                   D
     -------------------------------------------------------                          -------------------
16                                                            D
     -------------------------------------------------------                          -------------------
17                                                            D
     -------------------------------------------------------                          -------------------
18                                                            D
     -------------------------------------------------------                          -------------------
19                                                            D
     -------------------------------------------------------                          -------------------
20   TOTAL PROPERTY AND EQUIPMENT                                                                $0
                                                                                      -------------------
     OTHER ASSETS
21   Patents, copyrights, and other intellectual property                                        $0
     -------------------------------------------------------                          -------------------
22   All technology sold to Takai Hospital in July 1996.
     -------------------------------------------------------                          -------------------
23
     -------------------------------------------------------                          -------------------
24
     -------------------------------------------------------                          -------------------
25   TOTAL OTHER ASSETS                                                                          $0
                                                                                      -------------------
26   TOTAL ASSETS                                                                          $757,350
                                                                                      -------------------
                                                                                      -------------------



     NOTE:
          Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
                                        ---------------------------------------
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

                                      ($  )





 LIABILITIES                                                         FROM SCHEDULES
   POST-PETITION

      CURRENT LIABILITIES
27         Salaries and wages
                                                                                              -----------------
28         Payroll taxes
                                                                                              -----------------
29         Real and personal property taxes
                                                                                              -----------------
30         Income taxes
                                                                                              -----------------
31         Notes payable (short term)
                                                                                              -----------------
32         Accounts payable (trade)                                              A                $25,916
                                                                                              -----------------
33         Real property lease arrearage
                                                                                              -----------------
34         Personal property lease arrearage
                                                                                              -----------------
35         Accrued professional fees                                                              $33,655
                                                                                              -----------------
36         Current portion of long-term debt (due within 12 months)
                                                                                              -----------------
37         Other:        Other accruals
                 ---------------------------------                                            -----------------
38
          ----------------------------------------                                            -----------------
39
          ----------------------------------------                                            -----------------
40         TOTAL CURRENT LIABILITIES                                                              $59,571
                                                                                              -----------------
41     LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                              -----------------
42         TOTAL POST-PETITION LIABILITIES                                                        $59,571
                                                                                              -----------------
   PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43         Secured claims                                                        E               $115,778
                                                                                              -----------------
44         Priority unsecured claims                                             E                     $0
                                                                                              -----------------
45         General unsecured claims                                              E               $586,534
                                                                                              -----------------
46         TOTAL PRE-PETITION LIABILITIES                                                        $702,313
                                                                                              -----------------
47         TOTAL LIABILITIES                                                                     $761,883
                                                                                              -----------------
      EQUITY (DEFICIT)

48
          ----------------------------------------                                            -----------------
49
          ----------------------------------------                                            -----------------
50
          ----------------------------------------                                            -----------------
51
          ----------------------------------------                                            -----------------
52         Market value adjustment
53            TOTAL EQUITY (DEFICIT)                                                                 ($4,533)
                                                                                              -----------------
54            TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                 $757,350
                                                                                              -----------------
                                                                                              -----------------


                                    SCHEDULES
                               (GENERAL BUSINESS CASE)
                                      ($  )


                                   SCHEDULE A
                        ACCOUNTS RECEIVABLE(NET)/PAYABLE


                                                          ACCOUNTS        ACCOUNTS PAYABLE        PAST DUE
     Receivables and Payables Ageings                    RECEIVABLE       [POST PETITION]     POST PETITION DEBT
                                                       -------------     ------------------  --------------------
          0 -30 Days                                           $0
                                                       -------------     ------------------ --
          31-60 Days                                           $0                             |
                                                       -------------     ------------------   |
          61-90 Days                                           $0                             |    $25,916
                                                       -------------     ------------------   |------------------
          91+ Days                                       $248,000             $25,916         |
                                                       -------------     ------------------ --
          Total accounts receivable/payable              $248,000             $25,916
                                                       -------------     ------------------
          Allowance for doubtful accounts                                ------------------
                                                       -------------
          Accounts receivable (net)                      $248,000
                                                       -------------
                                                       -------------



                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                COST OF GOODS SOLD
                              INVENTORY(IES)      Inventory Beginning of Month
                              BALANCE AT                                                        ----------------------
                              END OF MONTH   Add -
Retail/Restaurants -                              Net purchases
     Product for resale                           Direct labor                                  ----------------------
                           -------------------                                                  ----------------------
                                                  Manufacturing overhead                        ----------------------
Distribution -                                    Freight in                                    ----------------------
     Product for resale                           Other:
                           -------------------                                                  ----------------------
                                                  --------------------------
                                                  --------------------------
Manufacturer -
     Raw materials                      $0
                           -------------------
     Work-in-progress                   $0   Less -
                           -------------------
     Finished goods                     $0        Inventory End of Month
                           -------------------                                                  ----------------------
                                                  Shrinkage
Other -                                           Personal Use                                  ----------------------
                           -------------------                                                  ----------------------
     Explain
            --------------                         Cost of Goods Sold                                             $0
     ---------------------
                                                                                                ----------------------
                                                                                                ----------------------
          TOTAL                         $0

                           -------------------
                           -------------------




METHOD OF INVENTORY CONTROL                  INVENTORY VALUATION METHODS
---------------------------                  ----------------------------
Do you have a functioning perpetual          Indicate by a checkmark method of inventory
 inventory system?                            valuation used.
               Yes   X    No
                  -------   --------
How often do you take a complete             Valuation methods-
 physical inventory?                              FIFO cost           X
                                                                 -----------
                                                  LIFO cost      -----------
               Weekly                             Lower of cost or
                             --------
               Monthly                              market            X
                             --------                            -----------
               Quarterly                          Retail method
                             --------
               Semi-annually
                             --------
               Annually          X                Other-
                             --------
                                                    Explain
Date of last physical inventory was      12/31/94          ------------------------------------
                                      ------------------   ------------------------------------
Date of next physical inventory is       not scheduled
                                      ------------------


                                   SCHEDULE C
                                  REAL PROPERTY

DESCRIPTION                                                                                COST        MARKET VALUE
------------                                                                           ------------ -----------------
----------------------------------------------------------                             ------------ -----------------
----------------------------------------------------------                             ------------ -----------------
----------------------------------------------------------                             ------------ -----------------
----------------------------------------------------------                             ------------ -----------------
    TOTAL                                                                                    $0             $0
                                                                                       ------------ -----------------
                                                                                       ------------ -----------------


                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS


DESCRIPTION                                                                                COST        MARKET VALUE
------------                                                                           ------------ -----------------
MACHINERY & EQUIPMENT -
See listing attached to original petition filing - All equipment                             $0             $0
----------------------------------------------------------                             ------------ -----------------
sold to Takai Hospital in July 1996.
----------------------------------------------------------                             ------------ -----------------
----------------------------------------------------------                             ------------ -----------------
----------------------------------------------------------                             ------------ -----------------
     TOTAL                                                                                   $0             $0
                                                                                       ------------ -----------------
                                                                                       ------------ -----------------

FURNITURE & FIXTURES -
                                                                                                            $0
----------------------------------------------------------                             ------------ -----------------
----------------------------------------------------------                             ------------ -----------------
----------------------------------------------------------                             ------------ -----------------
     TOTAL                                                                                   $0             $0
                                                                                       ------------ -----------------
                                                                                       ------------ -----------------

OFFICE EQUIPMENT -
See listing attached to original petition filing - All equipment
----------------------------------------------------------                             ------------ -----------------
sold to Takai Hospital in July 1996.
----------------------------------------------------------                             ------------ -----------------
----------------------------------------------------------                             ------------ -----------------
----------------------------------------------------------                             ------------ -----------------
     TOTAL                                                                                   $0             $0
                                                                                       ------------ -----------------
                                                                                       ------------ -----------------

LEASEHOLD IMPROVEMENTS -
None - the Company does not currently lease facilities                                                      $0
----------------------------------------------------------                             ------------ -----------------
----------------------------------------------------------                             ------------ -----------------
----------------------------------------------------------                             ------------ -----------------
     TOTAL                                                                                   $0             $0
                                                                                       ------------ -----------------
                                                                                       ------------ -----------------

VEHICLES -
None
----------------------------------------------------------                             ------------ -----------------
----------------------------------------------------------                             ------------ -----------------
----------------------------------------------------------                             ------------ -----------------
     TOTAL                                                                                   $0            $0
                                                                                       ------------ -----------------
                                                                                       ------------ -----------------






                                   SCHEDULE E
                            PRE-PETITION LIABILITIES

                                                                               CLAIMED      ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                     AMOUNT    AMOUNT  (B)
---------------------------------------------                              ------------- -------------
     Secured claims  (a)                                                      $115,778
---------------------------------------------                              ------------- -------------
     Priority claims other than taxes                                               $0
---------------------------------------------                              ------------- -------------
     Priority tax claims                                                            $0
---------------------------------------------                              ------------- -------------
     General unsecured claims                                                 $586,534
---------------------------------------------                              ------------- -------------


     (a)  List total amount of claims even if under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE F
                            RENTAL INCOME INFORMATION
                    Not Applicable to General Business Cases.

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                               FOR THE MONTH ENDED     Mar-97
                                                  ---------------
                                   $
                                    --------------

       CURRENT MONTH
--------------------------------                                                                  CUMULATIVE     NEXT MONTH
ACTUAL       FORECAST  VARIANCE                                                                 (CASE TO DATE)    FORECAST
-----------  --------  --------                                                                ----------------  ------------
                                   REVENUES
        $0                  $0     1    Gross Sales
-----------  --------  --------                                                                   ---------      ----------
        $0                  $0     2    less: Sales Returns & Allowances
-----------  --------  --------                                                                   ---------      ----------
        $0        $0        $0     3    Net Sales                                                                    $0
-----------  --------  --------                                                                   ---------      ----------
        $0                  $0     4    less: Cost of Goods Sold            (Schedule 'B')
-----------  --------  --------                                                                   ---------      ----------
        $0        $0        $0     5    Gross Profit                                                                 $0
-----------  --------  --------                                                                   ---------      ----------
                            $0     6    Interest
-----------  --------  --------                                                                   ---------      ----------
                                   7    Other Income:
-----------  --------  --------                                                                   ---------      ----------
                            $0     8    Other income                                                 $565
-----------  --------  --------         ----------------------------------------------            ---------      ----------
                            $0     9
-----------  --------  --------         ----------------------------------------------            ---------      ----------
        $0        $0        $0     10   TOTAL REVENUES                                               $565            $0
-----------  --------  --------                                                                   ---------      ----------

                                   EXPENSES
                            $0     11   Compensation to Owner(s)/Officer(s)
-----------  --------  --------                                                                -------------     ------------
                            $0     12   Salaries/Commissions
-----------  --------  --------                                                                -------------     ------------
                            $0     13   Management Fees
-----------  --------  --------                                                                -------------     ------------
                  $0        $0     14   Depreciation                                              $368,860            $0
-----------  --------  --------                                                                -------------     ------------
                            $0     15   Taxes:
-----------  --------  --------                                                                -------------     ------------
                            $0     16      Employer Payroll Taxes
-----------  --------  --------                                                                -------------     ------------
                            $0     17      Real Property Taxes
-----------  --------  --------                                                                -------------     ------------
                            $0     18      Other Taxes
-----------  --------  --------                                                                -------------     ------------
                            $0     19   Other Selling
-----------  --------  --------                                                                -------------     ------------
      $480               ($480)    20   Other Administrative                                       $23,363         $1,100
-----------  --------  --------                                                                -------------     ------------
                            $0     21   Interest
-----------  --------  --------                                                                -------------     ------------
                                   22   Other Expenses:
             --------                                                                          -------------     ------------
                            $0     23   Writedown of receivables and other                         $23,406
-----------  --------  --------         -------------------------------------------            -------------     ------------
                            $0     24
-----------  --------  --------         -------------------------------------------            -------------     ------------
                            $0     25
-----------  --------  --------         -------------------------------------------            -------------     ------------
                            $0     26
-----------  --------  --------         -------------------------------------------            -------------     ------------
                            $0     27
-----------  --------  --------         -------------------------------------------            -------------     ------------
                            $0     28
-----------  --------  --------         -------------------------------------------            -------------     ------------
                            $0     29
-----------  --------  --------         -------------------------------------------            -------------     ------------
                            $0     30
-----------  --------  --------         -------------------------------------------            -------------     ------------
      $480        $0     ($480)    31   TOTAL EXPENSES                                            $415,629          $1,100
-----------  --------  --------                                                                -------------     ------------
    ($480)        $0    ($480)     32   SUBTOTAL                                                 ($415,064)        ($1,100)
-----------  --------  --------                                                                -------------     ------------
                                   REORGANIZATION ITEMS
    $2,112   $10,000    $7,888     33   Professional Fees                                         $218,728         $10,000
-----------  --------  --------                                                                -------------     ------------
                            $0     34   Provisions for Rejected Executory Contracts
-----------  --------  --------                                                                -------------     ------------
                                   35   Interest Earned on Accumulated Cash
-----------  --------  --------         Resulting from Chp 11 Case                             -------------     ------------
  ($2,008)  ($1,300)      $708                                                                     (12,619)        ($1,300)
-----------  --------  --------                                                                -------------     ------------
                            $0     36   Loss from Sale of Equipment, Inventory and Patents        $450,000
-----------  --------  --------                                                                -------------     ------------
                            $0     37   Miscellaneous                                              $14,452         $1,250
-----------  --------  --------         -------------------------------------------            -------------     ------------
              $1,000    $1,000     38   Settlements                                               $642,500         $1,000
-----------  --------  --------         -------------------------------------------            -------------     ------------
      $104    $9,700    $9,596     39   TOTAL REORGANIZATION ITEMS                              $1,313,061        $10,950
-----------  --------  --------                                                                -------------     ------------
    ($584)  ($9,700)    $9,116     40   NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES         ($1,728,125)       ($12,050)
-----------  --------  --------                                                                -------------     ------------
                            $0     41   Federal & State Income Taxes
-----------  --------  --------                                                                -------------     ------------
    ($584)  ($9,700)    $9,116     42   NET PROFIT (LOSS)                                      ($1,728,125)       ($12,050)
-----------  --------  --------                                                                -------------     ------------
-----------  --------  --------                                                                -------------     ------------




EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

Professional fees were less than anticipated due to lower activity and
------------------------------------------------------------------------------
adjustment of professional fees required by the Court.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                             (GENERAL BUSINESS CASE)

                               FOR THE MONTH ENDED     Mar-97
                                                  -----------------




CASH BALANCE BEGINNING OF MONTH                                                                       $517,754
                                                                                               -----------------------
                                                                                               -----------------------
CASH RECEIPTS  (1)                                                                                      $2,576
                                                                                               -----------------------
CASH DISBURSEMENTS  (1)                                                                                $16,576
                                                                                               -----------------------
EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                                    ($14,000)
                                                                                               -----------------------
CASH BALANCE END OF MONTH                                                                             $503,754
                                                                                               -----------------------
                                                                                               -----------------------




RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                                  ACCOUNT 1           ACCOUNT 2           ACCOUNT 3
                                                        -------------------------- ----------------- ------------------
BANK                                                         Silicon Valley Bank    Merrill Lynch       Trust acct -
                                                        -------------------------- ----------------- ------------------
ACCOUNT TYPE                                                      Checking            Checking         Murray & Murray
                                                        -------------------------- ----------------- ------------------
ACCOUNT NO.                                                      3300023699           233-07K66
                                                        -------------------------- ----------------- ------------------
ACCOUNT PURPOSE                                            General operating acct.   Investment
                                                        -------------------------- ----------------- ------------------

BALANCE, END OF MONTH                                                      $8,305              $71            $349,422
                                                        -------------------------- ----------------- ------------------

                                                                  ACCOUNT 4           ACCOUNT 5           ACCOUNT 6
                                                        -------------------------- ----------------- ------------------
BANK                                                         Silicon Valley Bank
                                                        -------------------------- ----------------- ------------------
ACCOUNT TYPE                                                      Checking
                                                        -------------------------- ----------------- ------------------
ACCOUNT NO.                                                      3300023699
                                                        -------------------------- ----------------- ------------------
ACCOUNT PURPOSE                                                 Money market
                                                        -------------------------- ----------------- ------------------

BALANCE, END OF MONTH                                                   $145,956
                                                        --------------------------
                                                        --------------------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                                    $503,754
                                                        --------------------------
                                                        --------------------------



(1)  Excluding bank transfers between your accounts.

                        Attachment to Monthly Operating Report for March 1997



                                  FOCUS SURGERY
                      Schedule of Payments to Professionals


DATE                  PROFESSIONAL                                 AMOUNT
----                  ------------                                --------
 2/6/97   Woodard, Emhardt, Naughton, Moriarty & McNett        $   5,285.88
 2/6/97   Blakely, Sokoloff, Taylor, Zafman                    $   8,281.40
 2/6/97   Murray & Murray                                      $  63,547.84
 2/6/97   Rick Redett Management Group                         $  21,273.00
3/21/97   Marsha C. Jones & Associates                         $  14,343.68